LORD ABBETT RESEARCH FUND, INC.
LORD ABBETT GROWTH OPPORTUNITIES FUND
Supplement dated August 31, 2000
to Prospectus dated April 1, 2000

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     The  following  information  replaces  the third  paragraph  in the  Fund's
Prospectus on page 11, under the heading "Management".


     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments. The senior members of the team include Kevin
P. Ferguson, Stephen J. McGruder and Frederic D. Ohr. Mr. Ferguson joined the firm in 1999. From 1992 until 1999, Mr. Ferguson was a Portfolio Manager / Senior Vice President at Lynch & Mayer, Inc. Mr. McGruder, Partner of Lord Abbett has been with Lord Abbett since 1995. Before joining Lord Abbett, Mr. McGruder served as Vice President of Wafra Investment Advisory Group, a private investment advisory company, from 1988 to 1995. Mr. Ohr joined Lord Abbett in 1998. Before joining Lord Abbett, Mr. Ohr was a Vice President and Senior Analyst with Chase Asset Management from 1991 to 1998.